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                                  NOTE PAYABLE
                      with provision for future advances



$500,000.00                                Lake Elsinore, Calif.
                                                April 2, 1999





Upon the terms and subject to the restrictions and conditions set forth herein, Nova Pharmaceutical, Inc., a Nevada corporation (the "Maker"), promises to pay to the order of Ralph Mann, (the"Note holder"), the sum of up to Five Hundred Thousand and 00/100 Dollars ($500,000.00) provided, however, that only such amount will be due hereunder as have actually been advanced pursuant to the terms of this promissory note (the "note") together with interest thereon, accrued from the date of such advances, if any as set forth in Schedule One attached hereto; in lawful money of the United States of America.

The Noteholder shall, from time to time, make principal advances to Maker as Maker shall request provided Maker is not in default pursuant to the terms of this Note.

The principal amount hereof, as adjusted from time to time, shall bear interest at the rate of Six percent (6%) per annum. Interest shall be paid, in arrears, in monthly installments ("Installments"). The Installments shall be paid commencing with the eighth day of the month following the first advance, and continuing on the eighth (8th) day of each month thereafter until May 9, 2003, at which time the entire unpaid principal amount together with all accrued and unpaid interest shall be due and payable. Interest hereunder shall be calculated on the basis of a three hundred sixty (360) day year for each day, all on any of the principal balance hereof outstanding.

Each monthly Installment shall be credited first to accrued interest. Should default be made in any payment when due or in the performance or observance of any of the covenants and agreements of this Note, the whole sum of principal and interest shall become immediately due and payable at the option of the holder. Failure to exercise such option shall not constitute a waiver of the right to exercise it in the event of a continuing or subsequent default.

In addition to the interest payments required above, Maker shall have the option to prepay, in whole or part and without penalty, the principal amount due hereunder.

At its option, the Holder of this Note may accept delinquent payments. Any amount not paid by the tenth (10th) day following the date on which payment is due shall be subject to a late charge of five percent (5%) of the amount not timely paid. Acceptance by the Holder of such payment and the late charge thereon shall not constitute a waiver of the right to declare the whole sum of principal and interest immediately due in the event of any subsequent default.

The Maker hereby waives diligence, demand, presentment for payment, and notice of whatever kind of nature. Without discharging or in any way affecting the liability of the undersigned, the undersigned hereby consents to any and all extensions of this Note as the Holder hereof may in its sole discretion grant from time to time, to the release of all or part of the security for the payment hereof. The Maker further waives exhaustion of legal remedies and the right to plead any and all statutes of limitation as a defense to any demand on this Note, or to any agreement to pay the same.

All payments due on this Note shall be payable in lawful money of the United States of America, and shall be made to the Holder, as such address as the Holder may hereafter designate from time to time.

If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this note shall remain in full force.

Any interest rate provided hereunder which exceeds the maximum rate provided by applicable law shall instead be deemed to be such maximum rate and any interest in excess of such maximum rate paid to Noteholder shall be applied to reduce the principal balance of this Note so that in no event shall Noteholder receive or be entitled to receive interest in excess of the maximum amount permitted by applicable law.

The provisions and covenants contained herein shall insure to and be binding upon the heirs, successors and assigns of the parties hereto. Maker agrees that Noteholder may assign this Note and Maker will make payment to such assignee upon notice of such assignment. Time is of the essence in connection with each and every obligation of Maker pursuant to this Note.

This Note is to be governed by, and construed in accordance with, the laws of the State of California.

Noteholder and Maker agree to execute such further documents, and take such further actions, as may reasonably be required to carry out the provisions of this Note or any agreement or document relating hereto or entered into in connection herewith.

This Note may be amended or modified only by an instrument in writing which by its express terms refers to this Note, and which is duly executed by the parties sought to be bound thereby.

Any failure by Noteholder to insist upon the strict performance by Maker of any of the covenants, agreements, obligations or conditions hereof shall not be deemed to be a waiver of any such covenants, agreements, obligations or conditions, and Noteholder, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Maker of any and all of such covenants, agreements, obligations and conditions.

In the event that this Note is placed in the hands of an attorney at law for collection after the Maturity Date or upon default or in the event that proceedings at law or in equity are instituted in connection herewith, or in the event that this Note is placed in the hands of an attorney at law to enforce any of the rights or agreements contained herein, the undersigned shall pay all costs of collecting or attempting to collect this Note or protecting or enforcing such rights including, without limitation, reasonable attorney's fees; and all such amounts shall be deemed to be secured by the Loan Documents.


IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the date first herein above written.

Maker:  NOVA PHARMACEUTICAL INC.
a Nevada Corporation

By:___________________________
     President

Noteholder:  RALPH MANN

By:__________________________
     INDIVIDUAL

SCHEDULE ONE
Acknowledgment of Advances
Starting Principal Balance:                      $0
                                 ADVANCE
NOTE BALANCE                   AUTHORIZED BY
DATE          AMOUNT                              AFTER ADVANCE

SIGNATURE___________

_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________

By executing this Note, you hereby acknowledge actual receipt from Ralph Mann of the funds described under heading "Advanced Amount".